This is filed pursuant to Rule 497(e).
File Nos. 2-10988 and 811-00134.

[LOGO]
                                                  AllianceBernstein Value Funds
                                             -AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------

Supplement dated April 1, 2007 to the Prospectus dated March 1, 2007 of the AllianceBernstein(R) Value Funds that offers Class A, Class B, Class C and Advisor Class shares of AllianceBernstein Balanced Shares and to the Prospectus dated March 1, 2007 that offers Class A, Class R, Class K and Class I shares of AllianceBernstein Balanced Shares.

The following information replaces certain information in the Prospectuses under the heading "Management of the Funds - Portfolio Managers".

The management of and investment decisions for AllianceBernstein Balanced Shares are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Core Investment Grade: Core Fixed-Income Investment Team. Each Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

While the members of the Balanced Shares Investment Team work jointly to determine the Fund's investment strategy, as of April 1, 2007, Mr. Frank Caruso, CFA, who is the CIO of the Relative Value Investment Team, and Mr. Aryeh Glatter, a member of the Relative Value Investment Team, are responsible for the day-to-day management of the equity component of the Fund's portfolio. Mr. Caruso, a Senior Vice President of AllianceBernstein L.P. (the "Adviser"), has been a member of the Relative Value Investment Team since prior to 2002 and has collaborated with other members of the Relative Value Investment Team on the Fund's investments since prior to 2002. Mr. Glatter, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2002 and has collaborated with other members of the Relative Value Investment Team on the Fund's investments since prior to 2002.

As of April 1, 2007, the U.S. Core Investment Grade: Core Fixed-Income Investment Team is responsible for day-to-day management of the debt component of the Fund's portfolio. The following table lists the persons within the U.S. Core Investment Grade: Core Fixed-Income Investment Team with the most significant responsibility for the day-to-day management of the debt component of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund's debt component, and each person's principal occupation during the past five years:

Employee; Year; Title             Principal Occupation(s) during the Past Five
                                  (5) Years
--------------------------------------------------------------------------------

Alison M. Martier; since          Senior Vice President of the Adviser,
April 2007; Senior                with which she has been associated
Vice President of the             in a substantially similar capacity to
Adviser and Director of U.S.      her current position since prior to 2002,
Core Fixed-Income                 and Director of U.S. Core Fixed-Income.

Greg J. Wilensky; since April     Senior Vice President of the Adviser,
2007; Senior Vice President of    with which he has been associated in a
the Adviser and Director of       substantially similar capacity to his current
Stable Value Investments          position since prior to 2002, and Director
                                  of Stable Value Investments.

Shawn E. Keegan; since April      Vice President of the Adviser, with
2007; Vice President of the       which he has been associated in a
Adviser                           substantially similar capacity to his current
                                  position since prior to 2002.

Joran Laird; since April 2007;    Vice President of the Adviser, with
Vice President of the Adviser     which he has been associated in a
                                  substantially similar capacity to his current position since prior to 2002.


This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

--------------------------------------------------------------------------------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


SK 00250 0157 759012 v2